Exhibit 99.3

TwinCo, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands, except per share amounts)

(Unaudited)

	September 30,
	2017	2016
ASSETS
Cash and due from banks	$2,521	$1,441
Interest-bearing deposits in banks	4,323	2,787
Total cash and cash equivalents	6,844	4,228

Certificates of deposit in banks	250	250
Investment securities available for sale	29,882	33,854
Federal Home Loan Bank stock	111	111
Federal Reserve Bank stock	-	30
Loans, net of allowance for loan losses of $1,385 and $1,440 at September 30, 2017 and 2016, respectively	54,884	53,968
Accrued interest receivable	1,091	1,020
Premises and equipment, net	1,123	1,166
Cash surrender value of life insurance	180	172
Foreclosed real estate held for sale	135	-
Goodwill	422	422
Other assets	68	105
Total assets	$94,990	$95,326

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits
Noninterest-bearing	$21,572	$23,003
Interest-bearing	58,694	57,497
Total deposits	80,266	80,500

Accrued expenses and other liabilities	91	96
Total liabilities	80,357	80,596

Stockholders' equity
Common stock - $1.00 par value; 100,000 shares authorized; 76,000 shares issued; 40,055 shares outstanding	76	76
Additional paid-in capital	1,560	1,560
Treasury stock - 35,945 shares at cost	(1,197)	(1,197)
Retained earnings	14,468	13,934
Accumulated other comprehensive income (loss)	(274)	357
Total stockholders' equity	14,633	14,730
Total liabilities and stockholders' equity	$94,990	$95,326

The accompanying notes are an integral part of these unaudited consolidated statements.

TwinCo, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share amounts)

(Unaudited)

	Nine Months Ended September 30,
	2017	2016

Interest and dividend income
Loans, including fees	$2,628	$2,749
Investment securities available for sale	486	475
Federal Home Loan and Federal Reserve stock dividends	1	2
Interest-bearing deposits in banks	23	16
Total interest and dividend income	3,138	3,242

Interest expense
Deposits	113	108
Borrowed funds	-	4
Total interest expense	113	112

Net interest income	3,025	3,130

Provision (credit) for loan losses	-	(86)

Net interest income after provision for loan losses	3,025	3,216

Noninterest income
Service charges on deposit accounts	92	78
Interchange and ATM fees	101	99
Appreciation in cash value of life insurance	5	5
Net gain on sale of securities available for sale	8	2
Other noninterest income	33	31
Total noninterest income	239	215

Noninterest expense
Salaries and employee benefits	1,062	1,035
Occupancy and equipment	168	149
Data processing and software	164	161
Advertising and marketing	69	187
Federal insurance premiums	21	66
Postage	19	20
Legal, accounting and examination fees	214	110
Other noninterest expense	237	226
Total noninterest expense	1,954	1,954

NET INCOME	$1,310	$1,477

EARNINGS PER SHARE	$32.71	$36.87

The accompanying notes are an integral part of these unaudited consolidated statements.

TwinCo, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2017	2016

Net income	$1,310	$1,477

Other comprehensive income

Change in unrealized gain/loss on securities available for sale	286	527
Reclassification adjustment for net gain on sale of securities available for sale realized in net income	(8)	(2)

Total other comprehensive income	278	525

TOTAL COMPREHENSIVE INCOME	$1,588	$2,002

The accompanying notes are an integral part of these unaudited consolidated statements.

TwinCo, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Nine Months Ended September 30, 2017 and 2016

(dollars in thousands, except per share amounts)

(Unaudited)

					Accumulated
					other
	Common	Additional	Treasury	Retained	comprehensive
	stock	paid-in capital	stock	earnings	income (loss)	Total
	(in thousands)

Balance at January 1, 2016	$76	$1,560	$(1,197)	$13,539	$(168)	$13,810
Net income	-	-	-	1,477	-	1,477
Other comprehensive income	-	-	-	-	525	525
Cash dividends paid ($27.00 per share)	-	-	-	(1,082)	-	(1,082)
Balance at September 30, 2016	$76	$1,560	$(1,197)	$13,934	$357	$14,730

Balance at January 1, 2017	$76	$1,560	$(1,197)	$14,079	$(552)	$13,966
Net income	-	-	-	1,310	-	1,310
Other comprehensive income	-	-	-	-	278	278
Cash dividends paid ($23.00 per share)	-	-	-	(921)	-	(921)
Balance at September 30, 2017	$76	$1,560	$(1,197)	$14,468	$(274)	$14,633

The accompanying notes are an integral part of these unaudited consolidated statements.

TwinCo, Inc. and Subsidiary

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2017	2016

Cash flows from operating activities
Net income	$1,310	$1,477
Adjustments to reconcile net income to net cash from operating activities
Provision (credit) for loan losses	-	(86)
Depreciation	48	40
Net amortization on investment securities	194	231
Net gain on sale of securities available for sale	(8)	(2)
Appreciation in cash value of life insurance	(5)	(5)
Net change in:
Accrued interest receivable	(403)	(295)
Other asssets	15	(28)
Accrued expenses and other liabilities	(16)	(16)
Net cash provided by operating activities	1,135	1,316

Cash flows from investing activities
Purchase of securities available for sale	(1,714)	(12,390)
Maturities, calls and paydowns of securities available for sale	4,401	4,556
Sale of securities available for sale	2,091	2,939
Purchase of Federal Home Loan Bank stock	-	(5)
Loan originations and principal collections, net	(3,647)	(1,161)
Net cash provided by (used in) investing activities	1,131	(6,061)

Cash flows from financing activities
Net change in deposits	610	1,759
Dividends paid	(921)	(1,082)
Net cash provided by (used in) investing activities	(311)	677

Change in cash and cash equivalents	1,955	(4,068)

Cash and cash equivalents at beginning of period	4,889	8,296

Cash and cash equivalents at end of period	$6,844	$4,228

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest	$109	$105

Supplemental Disclosures of Non-Cash Transactions
Net change in unrealized gain/loss on securities available for sale	$278	$525
Loan balances transferred to foreclosed real estate	$145	$-

The accompanying notes are an integral part of these unaudited consolidated statements.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION and OTHER ACCOUNTING MATTERS

Basis of Presentation

TwinCo, Inc. (“Twinco”) is a bank holding company that owns 100% of the stock of Ruby Valley Bank (“the Bank”).  Twinco and the Bank are collectively referred to as “the Company.”

The accompanying unaudited consolidated financial statements include the consolidated totals of the accounts of Twinco and the Bank, and have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements.  However, such information reflects all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the Company’s financial condition, results of operations, changes in comprehensive income and cash flows for the unaudited interim periods.

The results of operations for the nine month period ended September 30, 2017 are not necessarily indicative of the results to be expected for the year ending December 31, 2017 or any other period.  The unaudited consolidated financial statements and notes presented herein should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto for the year ended December 31, 2016.

Subsequent Events

The Company evaluated subsequent events for potential recognition and/or disclosure through November 17, 2017, date the unaudited consolidated financial statements were issued.

Comprehensive Income

Comprehensive income consists of net income and other comprehensive income/loss. The only component of other comprehensive income/loss consists of net unrealized holding gains and losses on available for sale securities, with no related tax effects.

Earnings Per Share

Earnings per share is computed by dividing net income by the weighted average number of shares outstanding.  The Company has no dilutive instruments and accordingly reports only basic earnings per share.

Significant Applicable Accounting Standards Updates Not Yet Effective

The Financial Accounting Standards Board recently issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.  Under the new standard, certain equity investments are required to be carried at fair value, with changes in fair value recognized in net income. This applies to equity investments with readily determinable fair values that are not consolidated or carried on the equity method.  Debt securities classified as available-for-sale will continue to be carried at fair value with changes in fair value recorded through other comprehensive income.  The standard is effective for the Company beginning January 1, 2019, and is not expected to have a significant impact to the financial statements.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The Financial Accounting Standards Board recently issued Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.   Under the new standard, the Company will be required to convert from the existing incurred-loss model for determining the allowance for loan losses to an expected-loss model.  An expected-loss model will determine the allowance for loan losses balance based upon credit losses expected to be incurred over the life of the loan portfolio, and will consider not only current credit conditions but also reasonably supportable expectations as to future credit conditions.  The standard will also require securities held to maturity to be evaluated for impairment under an expected-loss model.  The standard is effective for the Company beginning January 1, 2021.  The Company has not yet completed an evaluation of the impact on its financial statements and its accounting and reporting practices.

The Financial Accounting Standards Board recently issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization of Purchased Callable Debt Securities.   Under the new standard, the Company will be required to amortize investment purchase premiums on callable securities to the earliest call date.  Purchase discounts will continue to be accreted to final maturity.  The standard is effective for the Company beginning January 1, 2020, and is not expected to have a significant impact to the financial statements.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 2 - INVESTMENT SECURITIES

The amortized cost and fair value of investment securities, with gross unrealized gains and losses, follows:

	September 30, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Debt securities available for sale

U.S. Government agency	$122	$1	$-	$123
U.S. agency mortgage-backed	26,171	4	(358)	25,817
State and municipal	3,863	81	(2)	3,942
	$30,156	$86	$(360)	$29,882

	September 30, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Debt securities available for sale

U.S. Government agency	$657	$13	$-	$670
U.S. agency mortgage-backed	29,786	233	(2)	30,017
State and municipal	3,054	113	-	3,167
	$33,497	$359	$(2)	$33,854

The Company purchases only high-grade investment securities.  U.S. Government Agency securities are comprised entirely of bonds issued by the Federal Home Loan Bank.   U.S. agency mortgage-backed securities are comprised entirely of bonds issued by the Federal Home Loan Mortgage Corporation and Fannie Mae.  State and municipal securities are comprised of bonds issued by various states and municipalities, and are all rated “A” or better by a nationally recognized statistical rating organization.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The amortized cost and fair value of debt securities available for sale at September 30, 2017, by contractual maturity, are shown below.  Expected maturities may differ from contractual maturities because obligors may have the right to call or prepay obligations with call or prepayment penalties.  Mortgage-backed securities are not broken out by maturity period as repayment of the securities occurs on monthly basis based on the repayment of the mortgage loans underlying the securities:

	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$122	$123
Due after one through five years	150	151
Due after five years through ten years	832	853
Due after ten years	2,881	2,938
	3,985	4,065
Mortgage-backed	26,171	25,817
	$30,156	$29,882

Information pertaining to securities available-for-sale, with gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:

	September 30, 2017
	Less than 12 months		Over 12 months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
	(in thousands)

U.S. agency mortgage-backed	$(329)	$24,213	$(29)	$1,055
State and municipal	(2)	314	-	-
	$(331)	$24,527	$(29)	$1,055

	September 30, 2016
	Less than 12 months		Over 12 months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
	(in thousands)

U.S. agency mortgage-backed	$(2)	$1,226	$-	$-

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

At September 30, 2017 there are 34 mortgage-backed securities with unrealized losses and one municipal security with an unrealized loss.   None of the unrealized losses on mortgage-backed securities exceed 3% of the securities’ amortized cost basis, and the municipal security’s unrealized loss is less than 1% of the amortized cost basis.  At September 30, 2016, there is one mortgage-backed security with an unrealized losses under 1% of the security’s amortized cost basis.  Unrealized losses are due to differences in market yields as compared to yields available at the time securities were purchased, and management has performed analyses of investment credit quality and cash flows and does not believe that any securities are impaired due to reasons of credit quality.  The Company has the ability and intent to hold investment securities for a period of time sufficient for a recovery of cost, and fair value is expected to recover as bonds approach maturity.  Accordingly, as of September 30, 2017, management believes the impairments detailed in the table above are temporary.

The Company realized $31,000 in gains and $23,000 in losses on sales and early redemptions of investment securities during the nine months ended September 30, 2017.  The Company realized $8,000 in gains and $6,000 in losses on sales and early redemptions of investment securities during the nine months ended September 30, 2016.

Investment securities with a fair value of $1,592,000 and $1,801,000 at September 30, 2017 and 2016, respectively, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 3 – LOANS AND ALLOWANCE FOR LOAN LOSSES

Major classifications of loans are as follows:

	September 30,
	2017	2016
	(in thousands)

Agricultural loans
Farmland	$14,226	$15,587
Production and other	16,593	14,057
	30,819	29,644
Commercial loans
Real estate	9,900	9,426
Operating and other	8,404	8,306
	18,304	17,732
Other real estate loans
Construction, land and land development	1,009	1,421
Residential 1-4 family	3,943	4,208
Multifamily	575	591
	5,527	6,220

Consumer and other loans	1,619	1,812

Total loans	56,269	55,408

Less allowance for loan losses	(1,385)	(1,440)

	$54,884	$53,968

At September 30, 2017, agricultural loans include $5,293,000 of loans guaranteed by the United States Department of Agriculture’s Farm Service Agency, with a guaranty amount of $4,763,000, and commercial loans include $1,190,000 of loans guaranteed by the United States Small Business Administration, with a guaranty amount of $1,071,000.  At September 30, 2016, agricultural loans include $4,834,000 of loans guaranteed by the United States Department of Agriculture’s Farm Service Agency, with a guaranty amount of $3,946,000, and commercial loans include $1,223,000 of loans guaranteed by the United States Small Business Administration, with a guaranty amount of $1,102,000.

In the ordinary course of business, the Company may grant loans to its executive officers, significant shareholders, directors, and parties affiliated with those persons (collectively, “related parties”).  However, the Company had no loans to related parties at any time in 2017 or 2016.

At September 30, 2017 and 2016, loans totaling $17,890,000 and $17,584,000, respectively, are pledged to secure credit facilities with the Federal Home Loan Bank of Des Moines.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Transactions in the allowance for loan losses are as follows:

	Agricultural	Commercial	Other Real Estate Loans	Consumer and Other	Total
	(in thousands)

Balance at January 1, 2017	$750	$442	$173	$55	$1,420

Provision (credit) for loan losses	(6)	46	(22)	(18)	-

(Charge-offs)	-	(52)	-	-	(52)
Recoveries	10	-	-	7	17
Net (charge-offs) recoveries	10	(52)	-	7	(35)

Balance at September 30, 2017	$754	$436	$151	$44	$1,385

Balance at January 1, 2016	$753	$523	$130	$69	$1,475

Provision (credit) for loan losses	(46)	(73)	52	(19)	(86)

(Charge-offs)	-	-	-	(1)	(1)
Recoveries	43	4	4	1	52
Net (charge-offs) recoveries	43	4	4	-	51

Balance at September 30, 2016	$750	$454	$186	$50	$1,440

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Components of the allowance for loan losses, and the related carrying amount of loans for which the allowance is determined, are as follows:

	September 30, 2017
	Agricultural	Commercial	Other Real Estate Loans	Consumer and Other	Total
	(in thousands)
Allocation of Allowance to:
Impaired loans - evaluated individually	$-	$-	$-	$-	$-
Impaired loans - evaluated collectively	-	-	-	-	-
Total impaired loans	-	-	-	-	-

Unimpaired loans - evaluated collectively	754	436	151	44	1,385

	$754	$436	$151	$44	$1,385

Recorded Investment In:
Impaired loans - evaluated individually	$136	$1,874	$689	$1	$2,700
Impaired loans - evaluated collectively	-	-	-	-	-
Total impaired loans	136	1,874	689	1	2,700

Unimpaired loans - evaluated collectively	30,683	16,430	4,838	1,618	53,569

	$30,819	$18,304	$5,527	$1,619	$56,269

	September 30, 2016
	Agricultural	Commercial	Other Real Estate Loans	Consumer and Other	Total
	(in thousands)
Allocation of Allowance to:
Impaired loans - evaluated individually	$-	$77	$-	$-	$77
Impaired loans - evaluated collectively	-	-	-	-	-
Total impaired loans	-	77	-	-	77

Unimpaired loans - evaluated collectively	750	377	186	50	1,363

	$750	$454	$186	$50	$1,440

Recorded Investment In:
Impaired loans - evaluated individually	$2,827	$2,161	$676	$12	$5,676
Impaired loans - evaluated collectively	-	-	-	-	-
Total impaired loans	2,827	2,161	676	12	5,676

Unimpaired loans - evaluated collectively	26,817	15,571	5,544	1,800	49,732

	$29,644	$17,732	$6,220	$1,812	$55,408

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Information relative to impaired loans is as follows:

	September 30, 2017					Nine Months Ended September 30, 2017
	Recorded Investment in Impaired Loans With No Valuation Allowance	Recorded Investment in Impaired Loans With A Valuation Allowance	Total Impaired Loans	Valuation Allowance on Impaired Loans	Commitments to Extend Credit on Impaired Loans	Average Impaired Loans
	(in thousands)

Agricultural loans
Farmland	-	$-	$-	$-	$-	$307
Production and other	136	-	136	-	-	72

Commercial loans
Real estate	1,273	-	1,273	-	-	1,357
Operating and other	601	-	601	-	-	656

Other real estate loans
Construction, land and land development	-	-	-	-	-	-
Residential 1-4 family	689	-	689	-	-	697
Multifamily	-	-	-	-	-	-

Consumer and other loans	1	-	1	-	-	2

	$2,700	$-	$2,700	$-	$-	$3,091

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016					Nine Months Ended September 30, 2016
	Recorded Investment in Impaired Loans With No Valuation Allowance	Recorded Investment in Impaired Loans With A Valuation Allowance	Total Impaired Loans	Valuation Allowance on Impaired Loans	Commitments to Extend Credit on Impaired Loans	Average Impaired Loans
	(in thousands)

Agricultural loans
Farmland	$2,777	$-	$2,777	$-	$-	$2,409
Production and other	50	-	50	-	-	25

Commercial loans
Real estate	663	801	1,464	77	-	1,597
Operating and other	697	-	697	-	-	701

Other real estate loans
Construction, land and land development	-	-	-	-	-	-
Residential 1-4 family	676	-	676	-	-	684
Multifamily	-	-	-	-	-	-

Consumer and other loans	12	-	12	-	-	10

	$4,875	$801	$5,676	$77	$-	$5,426

Interest income recognized on impaired loans is $99,000 and $191,000 during the nine months ended September 30, 2017 and 2016, respectively.  The difference between the recorded investment in impaired loans and the unpaid contractual principal balance of those loans is immaterial at September 30, 2017 and 2016.

At September 30, 2017, there are no loans in the process of foreclosure.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Information related to troubled debt restructurings, all of which are included in impaired loans, is as follows:

	September 30, 2017
	Nonaccrual Troubled Debt Restructurings	Accruing Troubled Debt Restructurings	Total Troubled Debt Restructurings	Valuation Allowance on Troubled Debt Restructurings	Commitments to Extend Credit on Troubled Debt Restructurings
	(in thousands)

Agricultural loans
Farmland	$-	$-	$-	$-	$-
Production and other	-	-	-	-	-

Commercial loans
Real estate	-	1,010	1,010	-	-
Operating and other	-	53	53	-	-

Other real estate loans
Construction, land and land development	-	-	-	-	-
Residential 1-4 family	-	632	632	-	-
Multifamily	-	-	-	-	-

Consumer and other loans	-	-	-	-	-

	$-	$1,695	$1,695	$-	$-

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016
	Nonaccrual Troubled Debt Restructurings	Accruing Troubled Debt Restructurings	Total Troubled Debt Restructurings	Valuation Allowance on Troubled Debt Restructurings	Commitments to Extend Credit on Troubled Debt Restructurings
	(in thousands)

Agricultural loans
Farmland	$-	$-	$-	$-	$-
Production and other	-	-	-	-	-

Commercial loans
Real estate	230	1,032	1,262	77	-
Operating and other	-	59	59	-	-

Other real estate loans
Construction, land and land development	-	-	-	-	-
Residential 1-4 family	-	644	644	-	-
Multifamily	-	-	-	-	-

Consumer and other loans	-	-	-	-	-

	$230	$1,735	$1,965	$77	$-

There were no loans modified as a troubled debt restructuring that defaulted during the nine months ended September 30, 2017 or September 30, 2016 where the default occurred within 12 months of the restructuring.  For the purpose of this disclosure, a default is considered a payment delinquency of 90 days or greater, or foreclosure and repossession of the applicable collateral.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following summarizes the performance status of loans:

	September 30, 2017
	Performance Status
	Nonaccrual	Past Due Greater Than 90 Days and Accruing	Total Nonperforming Loans	Performing Troubled Debt Restructurings	Performing Non- Restructured	Total loans
	(in thousands)

Agricultural loans
Farmland	$-	$-	$-	$-	$14,226	$14,226
Production and other	-	115	115	-	16,478	16,593

Commercial loans
Real estate	-	-	-	1,010	8,890	9,900
Operating and other	548	59	607	53	7,744	8,404

Other real estate loans
Construction, land and land development	-	-	-	-	1,009	1,009
Residential 1-4 family	57	-	57	632	3,254	3,943
Multifamily	-	-	-	-	575	575

Consumer and other loans	1	-	1	-	1,618	1,619

	$606	$174	$780	$1,695	$53,794	$56,269

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016
	Performance Status
	Nonaccrual	Past Due Greater Than 90 Days and Accruing	Total Nonperforming Loans	Performing Troubled Debt Restructurings	Performing Non- Restructured	Total loans
	(in thousands)

Agricultural loans
Farmland	$-	$-	$-	$-	$15,587	$15,587
Production and other	-	-	-	-	14,057	14,057

Commercial loans
Real estate	230	-	230	1,032	8,164	9,426
Operating and other	635	-	635	59	7,612	8,306

Other real estate loans
Construction, land and land development	-	-	-	-	1,421	1,421
Residential 1-4 family	32	-	32	644	3,532	4,208
Multifamily	-	-	-	-	591	591

Consumer and other loans	12	-	12	-	1,800	1,812

	$909	$-	$909	$1,735	$52,764	$55,408

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following summarizes the delinquency status of loans:

	September 30, 2017
	Past Due Status
	30-89 Days Past Due	90 Days or More Past Due	Total Past Due	Current	Total loans	Past Due Greater Than 90 Days and Accruing
	(in thousands)

Agricultural loans
Farmland	$-	$-	$-	$14,226	$14,226	$-
Production and other	25	115	140	16,453	16,593	115

Commercial loans
Real estate	67	-	67	9,833	9,900	-
Operating and other	-	580	580	7,824	8,404	59

Other real estate loans
Construction, land and land development	-	-	-	1,009	1,009	-
Residential 1-4 family	-	32	32	3,911	3,943	-
Multifamily	-	-	-	575	575	-

Consumer and other loans	25	-	25	1,594	1,619	-

	$117	$727	$844	$55,425	$56,269	$174

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016
	Past Due Status
	30-89 Days Past Due	90 Days or More Past Due	Total Past Due	Current	Total loans	Past Due Greater Than 90 Days and Accruing
	(in thousands)

Agricultural loans
Farmland	$636	$-	$636	$14,951	$15,587	$-
Production and other	-	-	-	14,057	14,057	-

Commercial loans
Real estate	69	230	299	9,127	9,426	-
Operating and other	-	604	604	7,702	8,306	-

Other real estate loans
Construction, land and land development	240	-	240	1,181	1,421	-
Residential 1-4 family	44	32	76	4,132	4,208	-
Multifamily	-	-	-	591	591	-

Consumer and other loans	12	-	12	1,800	1,812	-

	$1,001	$866	$1,867	$53,541	$55,408	$-

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following summarizes loans by credit rating:

	September 30, 2017
	Credit Rating
	Pass	Special Mention	Substandard	Doubtful	Total loans
	(in thousands)

Agricultural loans
Farmland	$14,226	$-	$-	$-	$14,226
Production and other	16,455	-	138	-	16,593

Commercial loans
Real estate	9,076	-	824	-	9,900
Operating and other	7,807	-	597	-	8,404

Other real estate loans
Construction, land and land development	1,009	-	-	-	1,009
Residential 1-4 family	3,254	-	689	-	3,943
Multifamily	575	-	-	-	575

Consumer and other loans	1,615	-	4	-	1,619

	$54,017	$-	$2,252	$-	$56,269

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016
	Credit Rating
	Pass	Special Mention	Substandard	Doubtful	Total loans
	(in thousands)

Agricultural loans
Farmland	$12,811	$-	$2,776	$-	$15,587
Production and other	14,007	-	50	-	14,057

Commercial loans
Real estate	7,919	-	1,507	-	9,426
Operating and other	7,403	200	703	-	8,306

Other real estate loans
Construction, land and land development	1,421	-	-	-	1,421
Residential 1-4 family	3,532	644	32	-	4,208
Multifamily	591	-	-	-	591

Consumer and other loans	1,786	-	26	-	1,812

	$49,470	$844	$5,094	$-	$55,408

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 4 - DEPOSITS

Information on deposits and related interest expense is as follows:

	As-of and for the Nine Months Ended September 30, 2017			As-of and for the Nine Months Ended September 30, 2016
	Balance, end of Period	Interest Expense, for the Period	Weighted Average Rate, For the Period	Balance, end of Period	Interest Expense, for the Period	Weighted Average Rate, For the Period
	(dollars in thousands)			(dollars in thousands)

Noninterest-bearing	$21,572	$-	0.00%	$23,003	$-	0.00%
Interest-bearing checking and NOW accounts	10,296	6	0.08%	9,183	5	0.07%
Money market accounts	14,299	32	0.29%	14,760	32	0.29%
Savings accounts	15,504	11	0.10%	13,631	11	0.10%
Time certificates of deposit	18,595	64	0.45%	19,923	60	0.40%

	$80,266	$113	0.19%	$80,500	$108	0.18%

At September 30, 2017, there is $20,296,000 in accounts with a balance exceeding $250,000, including $3,699,000 in time certificates of deposit.  At September 30, 2017, time certificates of deposit also include $671,000 in reciprocal brokered certificates through the Certificate of Deposit Account Registry Service (CDARS).  At September 30, 2016, there is $19,746,000 in accounts with a balance exceeding $250,000, including $3,935,000 in time certificates of deposit.  At September 30, 2016, time certificates of deposit also include $1,248,000 in reciprocal brokered certificates through CDARS.

At September 30, 2017, time deposits of $15,445,000 mature within one year and the remainder mature in one through three years.

NOTE 5 –BORROWED FUNDS

Federal Home Loan Bank

The Company is eligible to borrow from the Federal Home Loan Bank of Des Moines on both a short term and long term basis.  The amount of credit available is based on discounted amounts of any loans and investment securities pledged as collateral, subject to a maximum amount based on the Company’s asset size.  Any outstanding borrowings are also secured by the Company’s Federal Home Loan Bank stock.  At September 30, 2017 and 2016, no borrowings are outstanding.  At September 30, 2017 the Company is eligible to borrow up to approximately $12,000,000.

Federal Funds

The Company has unsecured federal funds lines at various correspondent banks with a maximum credit limit of $4,300,000 at September 30, 2017. No amounts were outstanding under these lines at September 30, 2017 and 2016. The federal funds lines are uncommitted, and funding requests made by the Company are subject to the lending institutions’ approval and funding availability at the time of request.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 6 – SHAREHOLDER EQUITY

Various restrictions limit the extent to which dividends may be paid by the Bank to Twinco.  Generally, regulatory approval is required for the Bank to pay dividends in any calendar year that exceed the Bank’s net profit for that year combined with its retained profits for the preceding two years.  In addition, dividends paid by the Bank would be prohibited if the effect thereof would cause the Bank’s capital to be reduced below applicable minimum capital requirements.

The Bank paid dividends to Twinco totaling $1,100,000 and $1,150,000 during the nine months ended September 30, 2017 and 2016, respectively.

NOTE 7 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers.  These financial instruments include commitments to extend credit and letters of credit.   The instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheet.  The contract amounts of those instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company's exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments.  The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no breach of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The Company evaluates each customer's credit-worthiness on a case-by-case basis.  The amount of collateral obtained, if deemed necessary, by the Company upon extension of credit is based on management's credit evaluation of the customer.  Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment and real estate.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party.  The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following financial instruments were outstanding whose contract amounts represent risk:

	September 30,
	2017	2016
	(in thousands)

Commitments to extend credit	$8,328	$8,157
Standby letters of credit	743	290

	$9,071	$8,447

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The Company has established an allowance for losses on unfunded credit commitments as losses are estimated to have occurred.  During the nine months ended September 30, 2017 and 2016, there was no provision for losses on unfunded credit commitments.  At both September 30, 2017 and 2016, the balance of the allowance for losses on unfunded credit commitments was $60,000 and is carried as a component of accrued expenses and other liabilities.

NOTE 8 - REGULATORY MATTERS

Banks and bank holding companies are subject to various regulatory capital requirements administered by state and federal banking agencies.  Capital adequacy guidelines, and additionally for banks prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices.  Capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weighting and other factors.

The Basel III Capital Rules became effective for the Bank on January 1, 2015, subject to a phase-in for certain provisions.  Quantitative measures established by the Basel III Capital Rules to ensure capital adequacy require the maintenance of minimum amounts and ratios (set forth in the table below) of common equity tier 1 capital, tier 1 capital and total capital (as defined in the regulations) to risk-weighted assets (as defined), and of tier 1 capital to quarterly average assets (as defined).

The Bank’s regulatory capital is comprised of the following:  1) Common equity tier 1 capital – consisting of common stock, related paid-in-capital and retained earnings; 2) Additional tier 1 capital – there are no components of tier 1 capital beyond common equity tier 1 capital; 3) Tier 2 capital - consisting of a permissible portion of the allowance for loan losses; and 4) total capital - the aggregate of  all tier 1 and tier 2 capital.  In connection with the adoption of the Basel III Capital Rules, the Bank elected to opt-out of the requirement to include most components of accumulated other comprehensive income/loss in common equity tier 1 capital.

When fully phased in on January 1, 2019, the Basel III capital rules will require the Bank to maintain a minimum ratio of common equity tier 1 capital to risk-weighted assets of at least 4.5%, plus a 2.5% “capital conservation buffer” (which is added to the 4.5% common equity tier 1 capital ratio as the buffer is phased in, effectively resulting in a minimum ratio of common equity tier 1 capital to risk-weighted assets of 7.0% upon full phase in).  The Bank will also be required to maintain a tier 1 capital to risk-weighted assets ratio of 6.0% (8.5% including the capital conservation buffer), a total capital to risk-weighted assets ratio of 8.0% (10.5% including the capital conservation buffer), and a tier 1 capital to quarterly average assets ratio of 4.0%.

The aforementioned capital conservation buffer phases in at 0.625% annually over a four year period beginning January 1, 2016, and is designed to absorb losses during periods of economic stress.  Banking institutions with capital ratios above the base minimums but below the effective minimums (which include the buffer) will face constraints on dividends, equity repurchases and compensation based on the amount of the shortfall.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following table presents actual and required capital ratios as of September 30, 2017 for the Bank under the Basel III Capital Rules.  The minimum required capital amounts presented include the minimum required capital levels as of September 30, 2017 based on the phase-in provisions of the Basel III Capital Rules and the minimum required capital levels as of January 1, 2019 when the Basel III Capital rules have been fully phased-in, and include the capital conservation buffer.  Capital levels required to be considered well capitalized are based on prompt corrective action regulations, as amended to reflect changes under the Basel III Capital Rules.

	Actual		Minimum required for capital adequacy purposes - Basel III phase-in schedule		Minimum required for capital adequacy purposes - Basel III fully phased-in		Required to be considered well capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)

As of September 30, 2017

Total capital (to risk weighted assets)	$ 15,261	23.40%	$ 6,032	9.250%	$ 6,848	10.5%	$ 6,522	10.0%
Tier 1 capital (to risk weighted assets)	14,438	22.14%	4,728	7.250%	5,543	8.5%	5,217	8.0%
Common equity tier 1 capital (to risk weighted assets)	14,438	22.14%	3,750	5.750%	4,565	7.0%	4,239	6.5%
Tier 1 capital (to average assets)	14,438	15.56%	3,712	4.000%	3,712	4.0%	4,640	5.0%

Regulatory authorities can initiate certain mandatory actions if the Bank fails to meet the minimum capital requirements, which could have a direct and material effect on the Company’s financial statements.  Management believes, as of September 30, 2017, that the Bank meets all capital adequacy requirements to which it is subject and that the Bank exceeds the minimum levels necessary to be considered “well capitalized.”

Note 9 - Fair Value MEASUREMENTS AND DISCLOSURES

The following is a description of the Company’s valuation methodologies for assets and liabilities recorded at fair value:

Securities Available for Sale –Debt securities are reported at fair value based upon measurements obtained from an independent pricing service. The fair value measurements for debt securities are determined by quoted market prices, if available (Level 1), or consider observable data that may include dealer quotes, market spreads, cash flows, the U.S. Treasury yield curve, market consensus prepayment speeds, credit information and the bonds’ terms and conditions, among other things (Level 2).

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Impaired Loans - The Company does not record loans at fair value on a recurring basis. However, from time to time, valuation allowances are recorded on these loans to reflect (1) the current appraised or market-quoted value of the underlying collateral, or (2) the discounted value of expected cash flows. In some cases, the properties for which market quotes or appraised values have been obtained are located in areas where comparable sales data is limited, outdated, or unavailable. Fair value estimates for impaired loans measured for impairment based upon the value of the collateral are obtained from independent appraisers or other third-party consultants, and for other impaired loans are based on discounted cash flow analyses (Level 3).

Foreclosed Real Estate Held for Sale - The Company does not record foreclosed real estate held for sale at fair value on a recurring basis. Rather, properties are initially recorded at fair value at the time of acquisition, and from time to time valuation allowances are recorded on the properties to reflect any declines in fair value subsequent to acquisition. Valuation allowances may be reversed if property values recover, but increases in value above the amount established at acquisition cannot be recorded.  Fair value estimates for foreclosed real estate are obtained from independent appraisers or real estate consultants, depending on the significance of the properties, and are netted against internal estimates of the cost to sell (Level 3).   In some cases, the properties for which market quotes or appraised values have been obtained are located in areas where comparable sales data is limited, outdated, or unavailable.

The following table provides the hierarchy and fair value for each major category of assets and liabilities recorded at fair value on a recurring basis:

	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Carrying amount
	(in thousands)
September 30, 2017

Securities Available for Sale

U.S. Government agency	$-	$123	$-	$123
U.S. agency mortgage-backed	-	25,817	-	25,817
State and municipal	-	3,942	-	3,942

	$-	$29,882	$-	$29,882

September 30, 2016

Securities Available for Sale

U.S. Government agency	$-	$670	$-	$670
U.S. agency mortgage-backed	-	30,017	-	30,017
State and municipal	-	3,167	-	3,167

	$-	$33,854	$-	$33,854

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

During the nine months ended September 30, 2017 and 2016, there were no changes or amounts in Level 3 assets or liabilities recorded at fair value on a recurring basis.

The following table provides the hierarchy and fair value for each major category of assets and liabilities recorded at fair value on a non-recurring basis:

	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Carrying amount
	(in thousands)

September 30, 2017

Impaired loans	$-	$-	$2,700	$2,700

Foreclosed real estate held for sale	-	-	135	135

September 30, 2016

Impaired loans	$-	$-	$5,599	$5,599

At September 30, 2017 there are $2,700,000 of impaired loans, none of which have a valuation allowance.  At September 30, 2016, impaired loans with a valuation allowance have a gross recorded investment of $801,000 and a related valuation allowance of $77,000, and impaired loans with a gross recorded investment of $4,875,000 have no valuation allowance.

At September 30, 2017, foreclosed real estate initially recorded at $145,000 has a $10,000 valuation allowance.  There is no foreclosed real estate at September 30, 2016.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

The following presents the estimated fair value and carrying amount of the Company’s financial instruments:

	September 30, 2017
	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total Fair Value	Carrying amount
	(in thousands)
Financial Assets

Cash and cash equivalents	$6,844	$-	$-	$6,844	$6,844
Certificates of deposit in banks	-	250	-	250	250
Investment securities available for sale	-	29,882	-	29,882	29,882
Nonmarketable equity securities	111	-	-	111	111
Loans, net of allowance for loan losses	-	-	57,143	57,143	54,884
Accrued interest receivable	1,091	-	-	1,091	1,091
Cash surrender value of life insurance	180	-	-	180	180

Financial Assets

Noninterest-bearing deposits	21,572	-	-	21,572	21,572
Interest-bearing deposits (non-maturity)	40,099	-	-	40,099	40,099
Interest-bearing deposits (time deposits)	-	-	18,477	18,477	18,595
Accrued interest payable	17	-	-	17	17

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

	September 30, 2016
	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total Fair Value	Carrying amount
	(in thousands)
Financial Assets

Cash and cash equivalents	$4,228	$-	$-	$4,228	$4,228
Certificates of deposit in banks	-	250	-	250	250
Investment securities available for sale	-	33,854	-	33,854	33,854
Nonmarketable equity securities	141	-	-	141	141
Loans, net of allowance for loan losses	-	-	57,476	57,476	53,968
Accrued interest receivable	1,020	-	-	1,020	1,020
Cash surrender value of life insurance	172	-	-	172	172

Financial Assets

Noninterest-bearing deposits	23,003	-	-	23,003	23,003
Interest-bearing deposits (non-maturity)	37,574	-	-	37,574	37,574
Interest-bearing deposits (time deposits)		-	19,939	19,939	19,923
Accrued interest payable	18	-	-	18	18

The following summary presents the methodologies and assumptions used to estimate the fair value of the Company’s financial instruments.  The Company operates as a going concern and, except for investment securities available for sale, no active market exists for its financial instruments.  Much of the information used to determine the fair value is highly subjective and judgmental in nature and, therefore, the results may not be precise.  The subjective factors include, among other things, estimates of cash flows, risk characteristics, credit quality and interest rates, all of which are subject to change.  Since the fair value is estimated as of the balance sheet date, the amounts that will actually be realized or paid upon settlement or maturity of the various financial instruments could be significantly different.

Cash and Cash Equivalents, Accrued Interest Receivable, Accrued Interest Payable

Fair value approximates the carrying amount as these are assets held for the short term, or liabilities payable in the short term, which would be realized or paid at their carrying amount.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

Certificates of Deposit in Banks

Fair value approximates fair value based on the short term nature and minimal balance of these instruments.

Investment Securities Available For Sale

Fair value is provided by a third-party investment accounting provider and considers observable data that may include dealer quotes, market spreads, cash flows, the U.S. Treasury yield curve, market consensus prepayment speeds, credit information and the bonds’ terms and conditions, among other things.

Nonmarketable Equity Securities

Fair value approximates carrying amount based on the securities’ redemption provisions.

Loans, Net

For fixed rate loans, fair value is estimated by discounting contractual future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining securities.  For variable rate loans, fair value is estimated to be carrying amount due to the re-pricing provisions.  Loans are presented net of the allowance for loan losses.

Cash Surrender Value of Life Insurance

Fair value approximates carrying amount based as the policies are carried at their redemption value.

Deposits

Fair value for noninterest-bearing accounts and interest-bearing accounts with no stated maturity approximates carrying amount as these deposits are payable on demand and can be re-priced at any time.  Fair value of interest-bearing time deposits is estimated by discounting future contractual cash flows using interest rates currently offered for time deposits of similar remaining maturities.

Off-Balance-Sheet Instruments

Fair value for off-balance-sheet instruments such as unfunded loan commitments and letters of credit is not estimated because of the difficulty in assessing the likelihood and timing of advances, and management believes that it is not feasible or practical to fairly and accurately disclose a fair value for these instruments.

TwinCo, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2017 and 2016

(Unaudited)

NOTE 10– SALE OF COMPANY

In September 2017, the Company entered into a definitive agreement to be acquired by, and merged with and into, Eagle Bancorp Montana, Inc. through the shareholders’ exchange of all the Company’s common stock for cash and stock of Eagle (NASDAQ:  EBMT).  The transaction is subject to regulatory approval, shareholder approval and customary closing conditions, and is expected to close in the first quarter of 2018.